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                             Prospectus Supplement
                             ---------------------

                            HSBC MUTUAL FUNDS TRUST

                           INTERNATIONAL EQUITY FUND

                      SUPPLEMENT DATED SEPTEMBER 25, 2001
                      TO PROSPECTUS DATED APRIL 30, 2001

      The following is a Supplement to the Fund's Prospectus dated April 30, 2001 (the "Prospectus"). This Supplement should be read in conjunction with the Prospectus.

      At a meeting of the Board of Trustees held on September 25, 2001, the Board determined that the liquidation of the International Equity Fund (the "Fund") was in the best interests of the Fund and its shareholders and approved a proposal to liquidate the Fund, distribute Fund assets to shareholders and close out shareholder accounts. Accordingly, as of the close of business on September 25, 2001, the Fund will be closed to new investments, including new investments in existing shareholder accounts, and redemptions. A distribution of proceeds will be made to Fund shareholders on or about October 3, 2001.